Exhibit 10.16
                                                                   -------------




                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT



          This First Amendment to Employment Agreement (the "First Amendment") is made and entered into as of the 1st day of November 1995, by and between Metromedia International Group, Inc., a Delaware corporation formerly known as The Actava Group, Inc. (the "Company"), and John D. Phillips, an employee of the Company who is currently serving as President and Chief Executive Officer of the Company (the "Employee"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Employment Agreement.

          WHEREAS, the Company and the Employee are parties to an Employment Agreement dated as of April 19, 1994 (the "Employment Agreement") under which the Employee has served and is continuing to serve as President and Chief Executive Officer of the Company; and

          WHEREAS, the Company and the Employee desire to amend the Employment Agreement as provided in this First Amendment.

          NOW, THEREFORE, for and in consideration of the premises, terms, and conditions set forth herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the Company and the Employee hereby agree as follows:

          1. Section 1 of the Employment Agreement is hereby deleted and the following is substituted in lieu thereof:

               "1.  Term.  The term of this Agreement shall begin on the date
                    ----
hereof and shall continue until this Agreement is terminated by the Company or the Employee as provided in Section 13 hereof."

          2. Section 2 of the Employment agreement is hereby amended by deleting the last sentence thereof and replacing it as follows:

               "The Employee shall report directly to the Vice Chairman of the Company."

          3. Section 13(a) of the Employment Agreement is hereby amended by adding thereto the following new subsections (iv) and (v):

               "(iv) The term "Requested Resignation" shall mean a request by the Chairman or the Vice Chairman of the Company for the Employee to tender his resignation as President and Chief Executive Officer of the Company."

               "(v) The term "Good Reason" shall mean:

                    (a) the assignment to the Employee of (1) any duties inconsistent in any respect with the Employee's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 2 of this Agreement, or (2) any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, other than an insubstantial and inadvertent action which is remedied by the Company promptly after receipt of notice thereof given by the Employee;

                    (b) any failure by the Company to comply with any of the provisions of Section 3 of this Agreement, other than an insubstantial and inadvertent failure which is remedied by the Company promptly after receipt of notice thereof given by the Employee; or

                    (c) any purported termination by the Company of the Employee's employment otherwise than as permitted by this Agreement."

          4. Section 13 is hereby amended by adding to Section 13 the following new subsections (g) and (h) and substituting subsection (c) below for subsection (c):

               "(g) Termination upon Requested Resignation
                    --------------------------------------

          The Employee's employment may be terminated by the Company upon the acceptance of a Requested Resignation pursuant to paragraph 13(a)(iv) hereof.
In the event of the termination of the Employee's employment under this paragraph 13(g), the Employee shall be entitled to (i) continue to receive his Base Salary for one year following the date of such termination; (ii) the other benefits provided for in Paragraph 6 hereof (unless such benefits are not available after termination of employment under the terms of such benefit plans), all at the then-effective rates, in accordance with the Company's then-effective payroll payment practices, minus payroll deductions and costs of group insurance for one year following the date of such termination; and (iii) an office and a secretary designated by the Company for one year following the date of such termination."

               "(h) Termination for Good Reason
                    ---------------------------

          The Employee's employment may be terminated by the Employee for Good Reason pursuant to paragraph 13(a)(v) hereof. In the event of the termination of the Employee's employment under this paragraph 13(h), the Employee shall be entitled to (i) continue to receive his Base Salary for one year following the date of such termination; (ii) the other benefits provided for in Paragraph 6 hereof (unless such benefits are not available after termination of employment under the terms of such benefit plans), all at the then-effective rates, in accordance with the Company's then-effective payroll payment practices, minus payroll deductions and costs of group insurance for one year following the effective date of such termination and (iii) an office and a secretary designated by the Company for one year following the effective date of such termination."

          "(c) Termination Without Cause
               -------------------------

          The Employee's employment may be terminated by the Company Without Cause pursuant to paragraph 13(a)(ii) hereof. In the event of the termination of the Employee's employment under this paragraph 13(i), the Employee shall be entitled to (i) continue to receive his Base Salary for one year following the date of such termination; (ii) the other benefits provided for in Paragraph 6 hereof (unless such benefits are not available after termination of employment under the terms of such benefit plans), all at the then-effective rates, in accordance with the Company's then-effective payroll payment practices, minus payroll deductions and costs of group insurance for one year following the effective date of such termination and (iii) an office and a secretary designated by the Company for one year following the effective date of such termination."

     4.   No Other Change
          ---------------

          Except as specifically set forth herein, the Employment Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. Any reference to the Employment Agreement shall mean the Employment Agreement as amended hereby.

     5.   Governing Law
          -------------

          This First Amendment shall be governed by and construed in accordance with the laws of the State of Georgia.

          IN WITNESS WHEREOF, the Company and the Employee have executed this First Amendment as of the day and year first above written.

               METROMEDIA INTERNATIONAL GROUP, INC.
               (formerly known as The Actava Group, Inc.)



               By: /s/ Stuart Subotnick
                  --------------------------------------
                    Stuart Subotnick
                    Vice Chairman



                /s/ John D. Phillips
               -----------------------------------------
                    John D. Phillips